THE ADVISORS' INNER CIRCLE FUND

                              AIG MONEY MARKET FUND

                       SUPPLEMENT DATED DECEMBER 6, 2007
                                     TO THE
                  CLASS B SHARES PROSPECTUS DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective November 30, 2007, the AIG Money Market Fund (the "Fund") has discontinued the 12b-1 fee for Class B Shares of the Fund. As a result, the Prospectus is amended as follows:

1. THE FOLLOWING REPLACES THE INFORMATION UNDER THE HEADING "FUND FEES AND EXPENSES" ON PAGE 4 OF THE PROSPECTUS:

              The following table describes the fees and expenses that you may pay if you buy and hold Class B Shares of the Fund:

              Annual Fund Operating Expenses
              (expenses deducted from Fund assets)

              Class B Shares
              Investment Advisory Fees....................................0.25%
              Other Expenses..............................................0.07%
                                                                          -----
              Total Annual Fund Operating Expenses*.......................0.32%
                                                                          -----

         * The Fund's Total Annual Fund Operating Expenses have been restated to reflect the discontinuance of the Fund's 0.25% 12b-1 fee for Class B Shares of the Fund effective November 30, 2007. The actual Total Annual Fund Operating Expenses for the most recently completed fiscal year were higher than the amount shown above because the 12b-1 fee was in effect during the entire fiscal year, during which the Adviser voluntarily waived 0.10% of its fees and the Sub-Distributor voluntarily waived 0.15% of the 12b-1 fees. The Adviser may discontinue all or part of its fee waiver at any time. With these fee waivers, the actual Total Annual Fund Operating Expenses for the most recent fiscal year were as follows:


              AIG Money Market Fund -- Class B 0.42%

              For more information about Investment Advisory fees, see "Investment Adviser."


2. THE SECTION WITH THE HEADING "DISTRIBUTION OF FUND SHARES" ON PAGE 8 OF THE PROSPECTUS IS DELETED.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                AIG-SU-002-0100

                         THE ADVISORS' INNER CIRCLE FUND

                              AIG MONEY MARKET FUND

                       SUPPLEMENT DATED DECEMBER 6, 2007
                                     TO THE
         STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.
--------------------------------------------------------------------------------

Effective November 30, 2007, the AIG Money Market Fund (the "Fund") has discontinued the 12b-1 fee for Class B Shares of the Fund. As a result, the SAI is amended as follows:

1. THE FOLLOWING REPLACES THE INFORMATION UNDER THE HEADING "DISTRIBUTION PLAN" ON PAGES S-10 AND S-11 OF THE SAI:

         DISTRIBUTION PLAN. Effective November 30, 2007, the Fund discontinued the 12b-1 fee for Class B Shares of the Fund. Prior to November 30, 2007, a Distribution Plan (the "Plan") was adopted by the Trust with respect to the Fund's Class B Shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

         The Plan provided that Class B Shares of the Fund would pay the Distributor a maximum annual fee of 0.35% of the average daily net assets of the Class, which the Distributor could use to make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan was characterized as a compensation plan since the distribution fee was paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Distributor appointed AIG Equity Sales Corp. (the "Sub-Distributor"), a wholly-owned indirect subsidiary of AIG and an affiliate of the Adviser, as sub-distributor and servicing agent with respect to the Class B Shares of the Fund.

         For the fiscal years ended October 31, 2004, 2005 and 2006, the Class B Shares of the Fund paid the Distributor the following fees pursuant to the Plan, all of which were paid to the Sub-Distributor (note that the Sub-Distributor has voluntarily agreed to waive 0.15% of the Class B Shares of the Fund's average daily net assets. This waiver is voluntary and may be terminated at any time):

         ----------------------------------------------------- ---------------------------------------------------------
                            12b-1 Fees Paid                             12b-1 Fees Retained by the Distributor
         ------------------ ------------------ --------------- ------------------ ---------------- ---------------------
                2004               2005             2006              2004              2005               2006
         ------------------ ------------------ --------------- ------------------ ---------------- ---------------------
              $249,362           $190,807         $252,756          $187,026          $143,107           $108,325
         ------------------ ------------------ --------------- ------------------ ---------------- ---------------------


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                AIG-SU-003-0100